SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                             BROOKLINE BANCORP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                           0-23695                 04-3402944
 --------------------           --------------------------    -------------
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
  of incorporation)                                         Identification No.)


160 Washington Street, Brookline, MA                         02447-0469
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code  (617) 730-3500



                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7.       Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits


     Exhibits No.                             Description

              99                              Press release dated April 16, 2003

Item 9.       Regulation FD Disclosure

       The following information is furnished pursuant to this Item 9 and in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

       On April 16, 2003, Brookline Bancorp, Inc. (the "Company") announced its earnings for the first quarter of 2003. A copy of the press release dated April 16, 2003 describing earnings for the first quarter of 2003 is attached as
Exhibit 99 to this report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BROOKLINE BANCORP, INC.

Date:  April 16, 2003          By:   /s/ Paul R. Bechet
                                     ------------------------------------
                                     Paul R. Bechet, Chief Financial Officer


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